Exhibit 99.1

Transgenomic Announces $3 Million Convertible Note Financing

OMAHA, Neb. (January 6, 2012) – Transgenomic, Inc. (OTC/BB: TBIO) today announced that it has entered into a Convertible Promissory Note Purchase Agreement (the “Purchase Agreement”) in the aggregate amount of $3.0 million with entities (the “Investors”) associated with Third Security, LLC, a leading life sciences investment firm.

“We are very pleased with the additional investment by Third Security affiliates as it increases our working capital and allows us to continue our expansion plan,” said Craig Tuttle, President and Chief Executive Officer of the Company.

Neither the Notes nor the equity securities into which the Notes are convertible have been registered under the Securities Act of 1933, as amended (the “Act”) and applicable state securities laws, but have been offered and sold in the United States pursuant to applicable exemptions from registration requirements under the Act and applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities.  There shall not be any sale of these securities in any jurisdiction in which such offering would be unlawful.

About Transgenomic

Transgenomic, Inc. (www.transgenomic.com) is a global biotechnology company advancing personalized medicine in cancer and inherited diseases through its proprietary molecular technologies and world-class clinical and research services. The Company has three complementary business divisions: Transgenomic Pharmacogenomic Services is a contract research laboratory that specializes in supporting all phases of pre-clinical and clinical trials for oncology drugs in development. Transgenomic Clinical Laboratories specializes in molecular diagnostics for cardiology, neurology, mitochondrial disorders, and oncology. Transgenomic Diagnostic Tools produces equipment, reagents, and other consumables that empower clinical and research applications in molecular testing and cytogenetics. Transgenomic believes there is significant opportunity for continued growth across all three businesses by leveraging their synergistic capabilities, technologies, and expertise. The Company actively develops and acquires new technology and other intellectual property that strengthen its leadership in personalized medicine.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results, including the ability of the Company to grow its involvement in the diagnostic products and services markets. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's filings with the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

Investor Contact	Company Contact

David Pitts	Investor Relations
Argot Partners	Transgenomic, Inc.
212-600-1902	402-452-5416
david@argotpartners.com	investorrelations@transgenomic.com